SCUDDER
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BOND/TAX FREE
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Scudder Managed Municipal Bonds
Fund #066

Semiannual Report
November 30, 1999

The fund seeks income exempt from regular federal income tax.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      26   Financial Statements

                      29   Financial Highlights

                      30   Notes to Financial Statements

                      34   Officers and Trustees

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder Managed Municipal Bonds

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ticker symbol SCMBX                                              fund number 066
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Date of Inception:  o    In an environment of rising interest rates, Scudder
10/14/76 Managed Municipal Bonds posted a total return of -1.20% for its most recent semiannual period ended November
                         30, 1999. The fund displayed strong competitive performance, outpacing the -3.59% average performance of the fund's peers over the same period, according to Lipper.

Total Net Assets:   o    For the one-, three-, five-, and ten-year periods, the
$707.2 million           fund's total returns placed it in the top 12% of
                         similar municipal bond funds as tracked by Lipper
                         Analytical Services. Please see page 9 for additional
                         Lipper performance information.

                    o As of November 30, 1999, Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.83%, equivalent to a 8.00% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

                    o Scudder Managed Municipal Bonds received an overall Morningstar Rating(TM)of four stars out of 1610 tax free funds as of November 30, 1999.*


* Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received four stars for the three-year period, five stars for the five-year period, and four stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1610, 1330, and 383 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
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Dear Shareholders,

The Federal Reserve, while placing a high priority on maintaining a generous level of liquidity in the financial system in the face of uncertainty over the Y2K date change, helped to push up interest rates and keep the bond market in retreat during Scudder Managed Municipal Bonds' most recent semiannual period ended November 30, 1999. Over the six-month period, the fund returned -1.20%. Despite the negative posting, two positive aspects of the fund's performance should be noted: First, the fund's SEC yield increased from 4.16% on May 31, 1999, to 4.83% as of November 30. Its November 30 yield was equivalent to a taxable yield of 8.00% for investors in the 39.6% tax bracket. Second, the fund continues to display strong competitive performance, owing to its longer-term strategy of buying noncallable bonds and high-coupon, intermediate-maturity bonds. Over the three-, five-, and ten-year periods ended November 30, the fund placed in the top 12% of similar high yield municipal bond funds as ranked by Lipper; for the most recent 12-month period, the fund placed in the top 2% of similar funds. For more information concerning the fund's investment environment and portfolio strategy, as well as the outlook for the municipal bond market over the coming months, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June 1999 as President of Scudder Managed Municipal Bonds, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Please call a Scudder Investor Information representative at 1-800-SCUDDER or go to our Web site at www.scudder.com if you have questions about your fund. Page 37 provides more information on how to contact Scudder. Thank you for choosing Scudder Managed Municipal Bonds to help meet your investment needs.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Managed Municipal Bonds

Performance Update
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                                                               November 30, 1999

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

LINE CHART DATA:

            Scudder Managed      Lehman Brothers
           Municipal Bonds      Municipal Bond Index*

     1989       10000              10000
     1990       10678              10771
     1991       11787              11875
     1992       12976              13068
     1993       14576              14516
     1994       13639              13753
     1995       16233              16353
     1996       17174              17314
     1997       18358              18559
     1998       19762              20000
     1999       19573              19784

                 Yearly periods ended November 30




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Fund Index Comparison
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                                                           Total Return
                              Growth of                                  Average
Period ended 11/30/1999        $10,000            Cumulative             Annual
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Scudder Managed Municipal Bonds
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1 year                        $  9,904                -.96%               -.96%
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5 year                        $ 14,351               43.51%               7.49%
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10 year                       $ 19,573               95.73%               6.95%
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Lehman Brothers Municipal Bond Index*
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1 year                        $  9,892               -1.08%              -1.08%
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5 year                        $ 14,385               43.85%               7.54%
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10 year                       $ 19,784               97.84%               7.06%
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*    The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

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Returns and Per Share Information
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THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL
RETURN (%) AND INDEX TOTAL RETURN (%)


        Yearly periods ended November 30




                Scudder Managed    Lehman Brothers
                Municipal Bonds    Municipal Bond Index*

      1990           6.79           7.71
      1991          10.38          10.26
      1992          10.08          10.04
      1993          12.33          11.08
      1994          -6.43          -5.25
      1995          19.02          18.91
      1996           5.80           5.88
      1997           6.90           7.19
      1998           7.65           7.77
      1999          -0.96          -1.08


                1990   1991   1992   1993   1994  1995   1996   1997   1998   1999
----------------------------------------------------------------------------------
Fund Total
Return (%)      6.79  10.38  10.08  12.33  -6.43 19.02   5.80   6.90   7.65   -.96
----------------------------------------------------------------------------------
Index Total
Return (%)      7.71  10.26  10.04  11.08  -5.25 18.91   5.88   7.19   7.77  -1.08
----------------------------------------------------------------------------------
Net Asset
Value ($)       8.43   8.63   8.64   8.92   7.89  8.88   8.92   9.01   9.18   8.61
----------------------------------------------------------------------------------
Income
Dividends ($)    .55    .53    .51    .48    .46   .48    .45    .46    .45    .45
----------------------------------------------------------------------------------
Capital Gains
Distributions($  .09    .12    .33    .29    .02    --     --    .05    .05    .04
----------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                               November 30, 1999

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Electric Utility Revenue    15%                         Diversification remains
State General Obligation/                                 an important strategy
Lease                        9%                          for the fund, allowing
Water/Sewer Revenue          9%                        us to spread risk over a
Core Cities/Lease            9%                        large number of sectors,
Hospital/Health Revenue      8%                                 maturities, and
Other General Obligation/                                     geographic areas.
Lease                        7%
Resource Recovery/
Project Revenue              6%
Port/Airport Revenue         5%
Housing Finance Authority    5%
Miscellaneous Municipal     27%
---------------------------------
                           100%
---------------------------------



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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.


AAA*                        62%                                Overall portfolio
AA                           8%                            quality remains high,
A                           17%                            with 70% of portfolio
BBB                          4%                          assets rated AAA or AA.
Not Rated                    9%
--------------------------------
                           100%
--------------------------------
Weighted average quality: AA+
* Includes Cash Equivalents


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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.


Less than 1 year             4%                           The Fund continues its
1 to less than 5 years      19%                           cautious stance on the
5 to less than 10 years     40%                           market with respect to
10 to less than 15 years    23%                              interest rate risk,
Greater than 15 years       14%                           maintaining an average
--------------------------------                              effective maturity
                           100%                            imilar to that of its
--------------------------------                           competitive universe.
Weighted average effective
maturity: 9.34 years




For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               November 30, 1999

Dear Shareholders,

During Scudder Managed Municipal Bonds' most recent semiannual period, municipal bonds languished along with the rest of the fixed income market as stock indexes soared and the Federal Reserve maintained upward pressure on interest rates. Reflecting the fact that 1999 was one of the most difficult years ever for bonds, the fund posted a -1.20% total return for the six-month period ended November 30, 1999. On the plus side, the fund's tax-free 4.83% SEC yield as of November 30 was equivalent to an 8.00% yield for investors in the top (39.6%) tax bracket.

In addition, Scudder Managed Municipal Bonds received a four-star (above-average) rating from Morningstar as of November 30 (see page 3 for additional information), and continues to display top-tier competitive performance as ranked by Lipper Analytical Services: As shown in the accompanying table, the fund's average annual total returns placed it in the highest 12% of similar funds over three-, five-, and ten-year periods; for the one-year period ended November 30, the fund placed in the top 2% of similar funds. Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.


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Top-Tier Rankings
(Average annual returns for periods ended November 30, 1999)
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                Scudder         Lipper
                Managed        Average               Number of
            Municipal Bonds    Annual                  Funds        Percentile
Period          Return         Return       Rank      Tracked         Ranking
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1 Year          -0.96%         -3.51%       6    of     264           Top 2%
3 Years          4.46%          3.29%       7    of     218           Top 3%
5 Years          7.49%          6.50%      15    of     171           Top 9%
10 Years         6.95%          6.37%      10    of      78           Top 12%
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Past performance does not guarantee future results.

Slow Retreat for Bonds

During the last half of 1998, bonds were avidly sought as a safe haven following Asia's economic turmoil and the Russian debt default. As the global economy began to stabilize and growth gained a foothold in Europe, Asia, and Latin America, market participants began to worry over possible increases in inflation. By the second half of 1999, the bond market shifted its focus to the Y2K issue, concerned about the effect the date changeover might have on computers and countries around the world. The U.S. Federal Reserve took action of its own to address market concerns: It raised interest rates three times from June through November to dampen inflation. The Fed also substantially increased liquidity to keep the financial markets functioning smoothly beyond 1999's close. The Fed's rate increases and a burgeoning money supply -- raising additional inflation fears -- kept bond prices in retreat through the end of the period.

Though most fixed-income investments posted negative returns, municipals managed to outperform Treasuries during the six months ended November 30. The price of an average 10-year AAA-rated municipal bond declined 3.1% over the period, while the price of an average 10-year Treasury bond declined 4.2%.

Changing Conditions Provided Opportunity

Scudder Managed Municipal Bonds' goal is to provide a high level of tax free income from an actively managed portfolio consisting primarily of investment-grade municipal bonds. Over the course of the period, higher interest rates created challenges, but also provided opportunities to reposition the fund's portfolio to what we believe is a favorable stance over the near term. Accordingly, our recent portfolio strategy included:

1) purchasing longer-term bonds. Over the period, the fund sold bonds in the nine- to 13-year range where the municipal yield curve was historically flat, and purchased bonds in the 14- to 20-year range.

     This portion of the yield curve offers the best relative yield and total return potential given the steepness of the curve.

2) emphasizing call protection when purchasing bonds for the fund's portfolio. (Generally a bond is called in by its issuer when it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

3) recognizing losses on certain bonds in order to offset capital gains in the fund's portfolio and carry losses forward in the future. This strategy provides us with additional flexibility to restructure the portfolio as needed, reducing concern about incurring significant capital gains when bonds are sold for a profit.

4) purchasing premium bonds rather than par bonds (which can more easily decline to a discount). Buying bonds priced at a premium helped the fund by minimizing its exposure to "market discount" bonds. When municipal bonds decline low enough in price to be subject to the market discount tax, they can lose value relative to higher coupon bonds. That's because future gains from these bonds are taxable to prospective buyers at potentially higher ordinary income tax rates rather than at capital gain tax rates. We also buy bonds after they become market discounts to take advantage of their cheap levels and the opportunity for strong performance when the market rallies.

In addition, the fund has maintained its cautious stance on the market with respect to interest rate risk, increasing its average duration only as much as its competitive universe. As of November 30, the fund's average duration was
6.88 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors.

Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Lastly, the fund's overall level of portfolio quality remains high, with 70% of the fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of November 30, the fund held securities issued in 25 states, the District of Columbia, Puerto Rico, and the Virgin Islands. The Portfolio Summary on page 7 provides more information about the fund's holdings, including quality, maturity, and sector representation.

Outlook

Despite the difficult environment for bonds, municipals' high after-tax yields provide attractive value for investors in the highest tax brackets. And two scenarios could provide a considerable boost to bonds over the coming months -- first, when investors become convinced that the Fed has completed its latest round of interest rate increases, they should return to the bond market in appreciable numbers; second, if the U.S. economy slows during the second half of 2000 as some economists are predicting, inflation concerns may subside.

In terms of fund strategy, we will continue to seek competitive returns by purchasing longer-maturity noncallable bonds over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                                      /s/Ashton P. Goodfield
Philip G. Condon                                         Ashton P. Goodfield

Glossary of Investment Terms
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            Bond  An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

         General A municipal bond backed by the "full faith and credit" Bond Obligation (including the taxing and further borrowing power) of the
            Bond city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

       Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

  Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

       Net Asset  The price per share of a mutual fund based
     Value (Nav)  on the sum of the market value of all the securities owned by the fund, plus other assets less liabilities, divided by the number of outstanding shares.

         Taxable The level of yield a fully taxable instrument would Equivalent have to provide to equal that of a tax-free municipal
           Yield  bond on an after-tax basis.

      30-Day SEC  The standard yield reference for bond funds, based on a
           Yield formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

    Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of November 30, 1999 (Unaudited)
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

                                                            Principal
                                                            Amount ($)    Value ($)
-----------------------------------------------------------------------------------

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Short-Term Municipal Investments 0.8%
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
District of Columbia

District of Columbia, General Obligation, General Fund
  Recovery, Series 1991 B, Daily Demand Note, 4.0%,
  6/1/2003* ..............................................   1,450,000   1,450,000

Texas

Harris County, TX, Health Facilities Saint Lukes Episcopal
  Hospital, Series 1997 A, Daily Demand Note, 3.7%,
  2/15/2027* .............................................   4,500,000   4,500,000


Total Short-Term Municipal Investments (Cost $5,950,000)                 5,950,000


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Long-Term Municipal Investments 99.2%
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Alaska

North Slope Borough, AK, General Obligation:

  Series 1993 B, Zero Coupon, 1/1/2003 (b) ..............    8,000,000    6,904,400

  Series 1994 B, Zero Coupon, 6/30/2004 (b) .............   15,000,000   11,988,300

  Series 1994 B, Zero Coupon, 6/30/2005 (b) .............   18,200,000   13,776,490

  Series 1995 A, Zero Coupon, 6/30/2006 (b) .............    7,000,000    5,008,640

Arizona

Maricopa County, AZ, School District No. 28, Kyrene
  Elementary School, Series 1993 B, Zero Coupon,
  1/1/2006 (b) ..........................................    4,905,000    3,614,445

California

California General Obligation:

  Series 1989, 6.25%, 10/1/2007 (b) (d) .................    4,000,000    4,404,960

  Series 1990, 6.25%, 4/1/2008 (b) ......................    5,000,000    5,500,100

  Series 1991, 6.6%, 2/1/2009 (b) .......................   15,600,000   17,558,268

California Housing Finance Agency, Multi-Unit Rental
  Housing Revenue, Series 1992 A, 7.7%, 8/1/2010 ........    1,000,000    1,076,580

California Pollution Control Financing Authority, Solid
  Waste Disposal Revenue, Canadian Fibre of Riverside PJ,
  Series 1997 A, AMT, 9%, 7/1/2019 ......................   12,000,000   12,913,680

California Statewide Community Development Authority,
  Certificate of Participation, Lutheran Homes, 5.5%,
  11/15/2008 ............................................    2,250,000    2,320,538

Foothill Eastern Transportation Corridor Agency, CA, Toll
  Road Revenue:

Series 1995 A, Step-up Coupon, ETM, 0% to
  1/1/2005, 7.05% to 1/1/2009** .........................    5,000,000    4,155,300

Series 1995 A, Step-up Coupon, Prerefunded 1/1/2010
  at 102, 0% to 1/1/2005, 7.1% to 1/1/2012 (c) ..........    4,000,000    3,406,120

   The accompanying notes are an integral part of the financial statements.

                                       14


----------------------------------------------------------------------------------
                                                            Principal
                                                            Amount ($)   Value ($)
----------------------------------------------------------------------------------

  Series 1995 A, Step-up Coupon, Prerefunded 1/1/2010
    at 102, 0% to 1/1/2005, 7.15% to 1/1/2014 (c) ......    6,250,000    5,332,563

  Series 1995 A, Step-up Coupon, Prerefunded 1/1/2010
    at 102, 0% to 1/1/2005, 7.1% to 1/1/2011 (c) .......    4,000,000    3,403,640

  Series 1995 A, Zero Coupon, 1/1/2015 .................   11,000,000    4,732,310

Los Angeles County, CA, Certificate of Participation,
  Disney Parking Project:

  Series 1993, Zero Coupon, 9/1/2007 ...................    4,030,000    2,682,408

  Series 1993, Zero Coupon, 9/1/2009 ...................    5,425,000    3,192,830

Roseville, CA, Unified High School District, General
  Obligation:

  Series 1995 B, Zero Coupon, 8/1/2010 (b) .............    1,830,000    1,053,842

  Series 1995 B, Zero Coupon, 8/1/2015 (b) .............    1,000,000      411,360

San Joaquin, CA:

Certificate of Participation, County Public
  Facilities Project, Series 1993, 5.5%, 11/15/2013 (b)     3,895,000    3,974,925

Transportation Corridor Agency, Toll Road
  Revenue, Series 1997 A, Zero Coupon, 1/15/2012 (b) ...    2,000,000    1,040,800

Colorado

Colorado Housing Finance Authority Revenue, Multi-Family
  Mortgage:

  Series 1992 A, 8.1%, 10/1/2005 .......................    2,030,000    2,199,201

  Series 1992 A, 8.15%, 10/1/2006 ......................    2,145,000    2,326,574

  Series 1992 A, 8.15%, 10/1/2007 ......................    2,320,000    2,516,388

  Series 1992 A, 8.2%, 10/1/2008 .......................    2,510,000    2,725,709

  Series 1992 A, 8.2%, 10/1/2009 .......................    2,725,000    2,959,187

  Series 1992 A, 8.25%, 10/1/2010 ......................    1,940,000    2,109,246

  Series 1992 A, 8.25%, 10/1/2011 ......................    1,680,000    1,826,563

  Series 1992 A, 8.25%, 10/1/2012 ......................    1,945,000    2,114,682

Denver, CO, Urban Renewal Authority, Tax Increment
  Revenue, Pavilions-Convention, AMT, Series 1989, 7.5%,
  9/1/2004 .............................................      945,000      992,798

District of Columbia

District of Columbia, Certificate of Participation:

  Series 1993, 6.875%, 1/1/2003 ........................    1,780,000    1,815,849

  Series 1993, 7.3%, 1/1/2013 ..........................    1,000,000    1,051,510

District of Columbia, General Obligation:

Inverse Floating Rate Note, Series 1999 B, 6.818%,
  6/1/2010*** ..........................................   12,500,000   12,858,250

  Series 1989 B, Zero Coupon, 6/1/2003 (b) .............    2,000,000    1,693,840

  Series 1993 A, 5.875%, 6/1/2005 (b) ..................    3,300,000    3,455,166

  Series 1993 B, 5.3%, 6/1/2005 (b) ....................    1,350,000    1,376,420

    The accompanying notes are an integral part of the financial statements.

                                       15


--------------------------------------------------------------------------------------
                                                                Principal
                                                                Amount ($)   Value ($)
--------------------------------------------------------------------------------------

  Series 1993 B, 5.5%, 6/1/2007 (b) ..........................   1,000,000   1,025,300

  Series 1993 B, 5.5%, 6/1/2008 (b) ..........................   3,225,000   3,299,691

District of Columbia, Water and Sewer Authority, Public
  Utility Revenue, Series 1998, 5.5%, 10/1/2023 (b) ..........   5,000,000   4,757,600

Georgia

Burke County, GA, Development Authority, Pollution
  Control Revenue, Votgle Project, Series 1992, 7.7%,
  Prerefunded 1/1/2003 at 103, 1/1/2006 (b)(c) ...............   5,000,000   5,582,050

Georgia Municipal Electric Authority, Power Revenue:

  Series 1991 V, 6.5%, 1/1/2012 (b) ..........................   5,000,000   5,516,050

  Series 1997 X, 6.5%, 1/1/2012 (b) ..........................   3,500,000   3,861,235

Illinois

Central Lake County, IL, Joint Action Water Agency,
  Series 1991, Zero Coupon, 5/1/2004 (b) .....................   2,445,000   1,967,271

Chicago, IL, General Obligation, Certificate of Participation:

  Board of Education, Series 1992 A, 6.25%, 1/1/2015 (b) .....   2,725,000   2,903,651

  Emergency Telephone Systems, Series 1993, 5.6%,
    1/1/2009 (b) .............................................   7,200,000   7,512,048

  Series 1996 A2, 6.25%, 1/1/2014 (b) ........................   3,750,000   4,015,388

Chicago, IL, Motor Fuel Tax Revenue, Series 1993,
  5.375%, 1/1/2014 (b) .......................................   5,000,000   4,905,450

Chicago, IL, O'Hare International Airport, Special Facilities
  Revenue, United Airlines Project, Series 1999 A, 5.35%,
  9/1/2016 ...................................................   2,250,000   1,959,998

Chicago, IL, Public Building Commission:

  Series 1990 A, ETM, Zero Coupon, 1/1/2008 (b)** ............   4,000,000   2,622,440

  Series 1993 A, 5.25%, 12/1/2008 (b) ........................   2,655,000   2,685,373

Chicago, IL, Wastewater Transmission Revenue, Series
  1993, 5.375%, 1/1/2013 (b) .................................   3,215,000   3,188,026

Du-Page, IL, Industrial Development Revenue,
  Weyerhaeuser Company Project, Series 1983, 8.65%,
  11/1/2008 ..................................................   3,600,000   3,650,544

Hoffman Estates, IL, Tax Increment Revenue, Series 1991,
  Zero Coupon, 5/15/2006 .....................................   8,500,000   6,047,920

Illinois Development Finance Authority, Pollution Control
  Revenue, Commonwealth Edison, Series 1994, 5.85%,
  1/15/2014 (b) ..............................................   5,000,000   5,140,200

Illinois Educational Facilities Authority, Loyola University,
  Series 1991 A, ETM, Zero Coupon, 7/1/2005** ................   3,100,000   2,352,621

Illinois Health Facilities Authority:

  Centegra Health System, Series 1998, 5.2%, 9/1/2012 ........   1,000,000     925,940

  Memorial Medical Center-Springfield, Series 1993,
    5.25%, 10/1/2009 (b) .....................................   1,725,000   1,726,190

  University of Chicago Hospital, Series 1993 A, 5.5%,
    8/15/2008 (b) ............................................   2,500,000   2,537,650

   The accompanying notes are an integral part of the financial statements.

                                       16


-------------------------------------------------------------------------------------------
                                                                      Principal
                                                                      Amount ($)  Value ($)
-------------------------------------------------------------------------------------------

Illinois State Sales Tax Revenue, Series 1992 P, 6.5%,
  6/15/2013 .......................................................   2,100,000   2,296,035

Illinois University Retirement System, Series 1990, Zero
  Coupon, 10/1/2005 (b) ...........................................   7,000,000   5,223,330

Northern Illinois University, Board of Regents:

  Series 1992, Zero Coupon, 4/1/2005 (b) ..........................   1,865,000   1,427,005

  Series 1992, Zero Coupon, 10/1/2005 (b) .........................   1,865,000   1,391,644

  Series 1992, Zero Coupon, 4/1/2006 (b) ..........................   1,865,000   1,348,824

  Series 1992, Zero Coupon, 10/1/2006 (b) .........................   1,865,000   1,314,769

  Series 1992, Zero Coupon, 4/1/2007 (b) ..........................   1,865,000   1,272,452

  Series 1992, Zero Coupon, 10/1/2007 (b) .........................   1,865,000   1,239,721

Oak Lawn, IL, Water and Sewer Revenue:

  Series 1992 A, Zero Coupon, 10/1/2003 (b) .......................   1,295,000   1,074,319

  Series 1992 A, Zero Coupon, 10/1/2004 (b) .......................   1,295,000   1,018,427

  Series 1992 A, Zero Coupon, 10/1/2005 (b) .......................   1,295,000     963,571

  Series 1992 A, Zero Coupon, 10/1/2006 (b) .......................   1,295,000     909,297

Rosemont, IL, Tax Increment Revenue:

  Series 1990, Zero Coupon, 12/1/2004 (b) .........................   6,000,000   4,691,100

  Series 1990, Zero Coupon, 12/1/2005 (b) .........................   7,060,000   5,224,259

Will County, IL, School District No. 201, General
  Obligation, Series 1991, ETM, Zero Coupon,
  12/15/2006 (b)** ................................................   3,725,000   2,612,864

Winnebago County, IL, School District No. 122, General
  Obligation:

  Series 1992, 6.55%, 6/1/2009 (b) ................................   1,675,000   1,857,458

  Series 1992, 6.55%, 6/1/2010 (b) ................................   1,825,000   2,015,913

Indiana

Indiana Health Facilities Finance Authority, Hospital
  Revenue:

  Series 1990 A, 6%, 7/1/2002 (b) .................................     215,000     222,560

  Series 1990 A, 6%, 7/1/2003 (b) .................................     230,000     239,982

  Series 1990 A, 6%, 7/1/2004 (b) .................................     240,000     251,717

  Series 1990 A, 6%, 7/1/2005 (b) .................................     255,000     268,296

  Series 1990 A, 6%, 7/1/2006 (b) .................................     270,000     284,669

  Series 1990 A, 6%, 7/1/2007 (b) .................................     285,000     300,590

  Series 1990 A, 6%, 7/1/2008 (b) .................................     160,000     168,539

  Series 1990 A, 6%, 7/1/2009 (b) .................................     165,000     173,964

  Series 1990 A, 6%, 7/1/2010 (b) .................................     175,000     184,672

  Series 1990 A, 6%, 7/1/2011 (b) .................................     185,000     194,947

  Series 1990 A, 6%, 7/1/2012 (b) .................................     190,000     199,242

  Series 1990 A, 6%, 7/1/2013 (b) .................................     200,000     208,690

  Series 1990 A, 6%, 7/1/2014 (b) .................................     215,000     223,047

   The accompanying notes are an integral part of the financial statements.

                                       17

---------------------------------------------------------------------------------------------
                                                                        Principal
                                                                        Amount ($)  Value ($)
---------------------------------------------------------------------------------------------

  Series 1990 A, 6%, 7/1/2015 (b) .................................      225,000      231,662

  Series 1990 A, 6%, 7/1/2016 (b) .................................      235,000      240,960

  Series 1990 A, 6%, 7/1/2017 (b) .................................      250,000      255,175

  Series 1990 A, 6%, 7/1/2018 (b) .................................      265,000      269,452

Indiana Municipal Power Agency, Power Supply System:

  Series 1993 B, 6%, 1/1/2012 (b) .................................    1,750,000    1,850,188

  Series 1993 B, 5.5%, 1/1/2016 (b) ...............................    8,960,000    8,809,382

Indiana Transportation Finance Authority, Highway
  Revenue, Series 1993 A, 5.75%, 6/1/2012 (b) .....................    5,000,000    5,180,650

Rockport, IN, Pollution Control Revenue, Series 1991 B,
  7.6%, 3/1/2016 ..................................................    4,500,000    4,684,995

Louisiana

Bastrop, LA, Pollution Control Revenue, International
  Paper Co. Project, Series 1992, 6.9%, 3/1/2007 ..................   10,250,000   10,758,298

New Orleans, LA, General Obligation, Series 1991, Zero
  Coupon, 9/1/2005 (b) ............................................    2,500,000    1,880,675

Maryland

Maryland Economic Development Corporation Revenue,
  Chesapeake Bay Conference, Series 1999 B, 7.75%,
  12/1/2031 .......................................................    7,000,000    6,975,360

Northeast Maryland Waste Disposal Authority, Southwest
  Resource Recovery System:

  Series 1993, 7.2%, 1/1/2006 (b) .................................    3,440,000    3,795,455

  Series 1993, 7.2%, 1/1/2007 (b) .................................    3,390,000    3,740,289

Massachusetts

Massachusetts Bay Transportation Authority, Series 1997 C,
  6.2%, 3/1/2016 ..................................................    2,500,000    2,641,950

Massachusetts College Building Authority Project:

  Series 1994 A, 7.5%, 5/1/2010 ...................................    4,110,000    4,862,829

  Series 1994 A, 7.5%, 5/1/2014 ...................................    3,750,000    4,468,688

Massachusetts Health & Educational Facilities Authority,
  Massachusetts General Hospital, Series 1992 F, 6.25%,
  7/1/2012 (b) ....................................................    3,000,000    3,259,170

Massachusetts Port Authority Revenue, Series 1999 B, AMT,
  5.5%, 7/1/2012 (b) ..............................................    2,000,000    2,001,480

Massachusetts State Development Financial Agency,
  Revenue, Health Care Facilities, Series 1999 A, 7.1%,
  7/1/2032 ........................................................    2,000,000    1,922,780

Massachusetts Water Resource Authority:

  Series 1992 A, 6.5%, 7/15/2009 ..................................    2,625,000    2,872,328

  Series 1992 A, 6.5%, 7/15/2019 ..................................   13,445,000   14,484,299

  Series 1993 C, 6%, 12/1/2011 ....................................   10,000,000   10,624,900

   The accompanying notes are an integral part of the financial statements.

                                       18

-------------------------------------------------------------------------------------------
                                                                      Principal
                                                                      Amount ($)  Value ($)
-------------------------------------------------------------------------------------------

Michigan

Michigan State Hospital Finance Authority, Series 1999 A,
  6%,11/15/2019 ...................................................   3,000,000   2,898,450

Montana

Montana Board Housing Revenue, Family Housing Authority,
  Series 1984 A, Zero Coupon, 6/1/2010 ............................     150,000      46,722

Nevada

Nevada State Housing Division, Single Family Mortgage
  Revenue, Series 1993 R, 5.95%, 10/1/2011 ........................   3,050,000   3,081,598

New Hampshire

New Hampshire State Housing Finance Authority, Single
  Family Revenue, AMT, Series 1997 C, 5.9%, 7/1/2019 ..............   1,370,000   1,473,476

New York

Metropolitan Transportation Authority of New York, Transit
  Facilities Revenue:

  Series 1991, 7%, 7/1/2002 .......................................   1,595,000   1,679,742

  Series 1993 O, 5.75%, 7/1/2013 (b) ..............................   6,775,000   6,981,096

Monroe County, NY, Airport Authority, Series 1999, AMT,
  5.75%, 1/1/2013 (b) .............................................   4,515,000   4,648,825

New York City, NY, General Obligation:

  Series 1989 D, 7%, 8/1/2002 (b) .................................     165,000     168,236

  Series 1989 D, 7%, 8/1/2002 .....................................     655,000     667,727

  Series 1989 H, 7.2%, 8/1/2001 (b) ...............................   2,005,000   2,073,772

  Series 1992 A, 6.375%, 8/1/2004 .................................   5,000,000   5,256,900

  Series 1992 H, 7%, 2/1/2005 .....................................     480,000     508,507

  Series 1992 H, 7%, Prerefunded 1/1/2002 at 101.50,
    2/1/2005 (c) ..................................................       5,000       5,335

  Series 1995 B, 6.75%, 8/15/2003 .................................   3,000,000   3,203,430

  Series 1995 B, 6%, 8/15/2004 ....................................   3,425,000   3,594,606

  Series 1995 B, 6.1%, 8/15/2005 ..................................   3,510,000   3,706,876

  Series 1995 E, 6.6%, 8/1/2004 ...................................   6,500,000   6,975,280

  Series 1995 E, 6.5%, 2/15/2005 ..................................   7,000,000   7,485,520

  Series 1996 G, 6.75%, 2/1/2009 ..................................   2,000,000   2,206,740

New York State Dormitory Authority, City University System,
  Consolidated Revenue Lease:

  Series 1993 A, 5.75%, 7/1/2006 ..................................   4,000,000   4,118,920

  Series 1993 A, 5.75%, 7/1/2006 (b) ..............................   3,000,000   3,147,090

  Series 1993 E, 5.75%, 7/1/2006 ..................................   3,085,000   3,176,717

  Series 1993 F, 5.375%, 7/1/2007 .................................   2,000,000   2,009,160

New York State Dormitory Authority Revenue:

  Series 1993 A, 5.5%, 5/15/2019 ..................................   1,500,000   1,431,060

  Series 1993 C, 5.25%, 5/15/2021 .................................   2,000,000   1,820,240

   The accompanying notes are an integral part of the financial statements.

                                       19


-------------------------------------------------------------------------------------------
                                                                     Principal
                                                                     Amount ($)   Value ($)
-------------------------------------------------------------------------------------------

Onondaga County, NY, Industrial Development Agency,
  Solid Waste Disposal Facility, Solvay Paperboard LLC,
  Series 1998, AMT, 7%, 11/1/2030 .................................   3,500,000   3,508,995

Port Authority of New York & New Jersey, Special
  Obligation Revenue, Series 1996, AMT, 7%, 10/1/2007 .............   2,000,000   2,107,020

North Carolina

North Carolina Municipal Power Agency No. 1, Catawba
  Electric Revenue, Series 1993, 5.25%, 1/1/2009 (b) ..............   8,500,000   8,548,365

Oklahoma

Oklahoma Development Finance Authority, Hillcrest Health
  Center Inc., Series 1999 A, 5.625%, 8/15/2019 ...................   2,500,000   2,130,450

Oregon

Chemeketa, OR, Community College District, Series 1998,
  5.5%, 6/1/2014 (b) ..............................................   2,385,000   2,396,853

Pennsylvania

Allegheny County, PA, Airport Revenue, Pittsburgh
  International Airport, Series 1997 A, AMT, 5.75%,
  1/1/2013 (b) ....................................................   1,500,000   1,523,370

Armstrong County, PA, St Francis Medical Center Project,
  Series 1992 A, 6.25%, 6/1/2013 (b) ..............................   1,000,000   1,046,980

Berks County, PA, Municipal Authority Hospital Revenue,
  Reading Hospital and Medical Center Project:

  Series 1993, 5.5%, 10/1/2008 (b) ................................   1,000,000   1,023,110

  Series 1993, 5.7%, 10/1/2014 (b) ................................   1,000,000   1,021,530

Bethlehem, PA, Water Revenue, Series 1992,
  Prerefunded 11/15/2001 at 100, 11/15/2001, 6.25%,
  11/15/2001 (b) (c) ..............................................   1,000,000   1,037,180

Bucks County, PA, Water and Sewer Authority Revenue,
  Series 1977, ETM, 6.375%, 12/1/2008** ...........................     425,000     451,490

Delaware County, PA, White Horse Village, Series 1996 A,
  6.6%, 7/1/2006 ..................................................   1,000,000   1,007,770

Delaware County, PA, Health Facilities Revenue, Mercy
  Health Corp. of Southeastern Pennsylvania, Series
  1993 B, 6%, Prerefunded 11/15/2005 at 100,
  11/15/2007 (c) ..................................................   1,500,000   1,594,605

Delaware County, PA, Hospital Authority Revenue,
  Delaware County Memorial Hospital, Series 1995, 5.5%,
  8/15/2013 (b) ...................................................   1,750,000   1,729,945

Erie County, PA, Industrial Devlopment Authority, Pollution
  Control Revenue, Series 1997 A, 5.3%, 4/1/2012 ..................   1,000,000     961,400

Erie County, PA, Prison Authority, Commonwealth Lease
  Revenue, Series 1991, Prerefunded 11/1/2001 at 100,
  6.25%, 11/1/2001 (b) (c) ........................................   1,000,000   1,036,450

Gettysburgh, PA, Gettysburgh College, Series 1998,
  5.375%, 8/15/2013 (b) ...........................................   1,020,000   1,019,908

   The accompanying notes are an integral part of the financial statements.

                                       20


-------------------------------------------------------------------------------------------
                                                                      Principal
                                                                      Amount ($)  Value ($)
-------------------------------------------------------------------------------------------

Harrisburg, PA, General Obligation,  Series
  1997 D, Zero Coupon, 9/15/2011 (b) ..............................   1,000,000     524,390

Indiana County, PA, Industrial Development Authority,
  Pollution Control Revenue, Pennsylvania Electric
  Company, Series 1995, 5.35%, 11/1/2010 (b) ......................   1,000,000   1,018,170

Latrobe, PA, Industrial Development Authority, St. Vincent
  College Project, Series 1998, 5.375%, 5/1/2013 ..................   1,000,000     949,970

Luzerne County, PA, Flood Protection Authority, Series
  1998 A, 5.25%, 1/15/2013 (b) ....................................   1,400,000   1,361,122

Montgomery County, PA, Multi-Family Housing Revenue,
  KBF Associates L.P. Project, Series 1993 A, 6.375%,
  7/1/2012 ........................................................   1,500,000   1,495,410

Pennsylvania Convention Center Authority, Series 1989 A,
  ETM, 6%, 9/1/2019 (b)** .........................................   2,200,000   2,253,724

Pennsylvania General Obligation:

  Series 1992, 10%, 4/15/2002 (b) .................................   2,500,000   2,805,600

  Series 1992, 6.25%, 7/1/2010 ....................................   1,000,000   1,090,560

Pennsylvania Housing Finance Agency, Single Family
  Mortgage Revenue:

  Series 1991, 7.15%, 4/1/2015 ....................................     865,000     891,383

  Series 1992, 6.85%, 10/1/2009 ...................................     840,000     871,996

Pennsylvania Intergovernmental Cooperation Authority,
  Special Tax Revenue, City of Philadelphia, Series 1992,
  6.8%, Prerefunded 6/15/2002 at 100, 6/15/2012 (c) ...............   1,000,000   1,056,990

Philadelphia, PA, General Obligation, School District, Series
  1995 A, 6.25%, 9/1/2009 .........................................   1,000,000   1,083,410

Philadelphia, PA, Hospital and Higher Education Facilities
  Authority, Children's Seashore House, Series 1992 A,
  7%, 8/15/2012 ...................................................   1,000,000   1,054,680

Philadelphia, PA, Industrial Development Authority:

Baptist Home of Philadelphia, Series 1998 A, 5.5%,
  11/15/2018 ......................................................   1,000,000     841,060

Commercial Development Revenues, Series 1997, 6.5%,
  10/1/2027 .......................................................   1,000,000     993,590

Philadelphia, PA, Port Authority Lease Revenue, Series
  1993, 6.2%, 9/1/2013 (b) ........................................   2,000,000   2,073,300

Philadelphia, PA, Water & Wastewater Revenue,
  Series 1993, 5.625%, 6/15/2009 (b) ..............................   2,000,000   2,070,860

Philadelphia, PA, Water and Wastewater Revenue, Series
  1995, 6.25%, 8/1/2010 (b) .......................................   1,000,000   1,087,630

Pittsburgh, PA, General Obligation, Series 1993 A, 5.5%,
  9/1/2014 ........................................................   1,500,000   1,493,865

Pittsburgh, PA, Water and Sewer System Revenue, Series
  1986, ETM, 7.25%, 9/1/2014 (b)** ................................     150,000     172,242

   The accompanying notes are an integral part of the financial statements.

                                       21


---------------------------------------------------------------------------------------------
                                                                       Principal
                                                                       Amount ($)   Value ($)
---------------------------------------------------------------------------------------------

Somerset County, PA, General Authority, Commonwealth
  Lease Revenue, Series 1991, Prerefunded 10/15/2001 at
  100, 6.25%, 10/15/2011 (b) (c) ..................................    1,000,000    1,035,620

Union County, PA, Higher Education Facilities Authority,
  Bucknell University, Series 1992, 6.2%, 4/1/2007 (b) ............    1,000,000    1,043,210

University Area, PA, Sewer Revenue, Series 1993, 5.25%,
  11/1/2014 (b) ...................................................    1,750,000    1,710,993

Puerto Rico

Puerto Rico Public Building Authority, Government
  Facilities Revenue, Series 1995 A, 6.25%, 7/1/2013 (b) ..........    1,000,000    1,092,140

Rhode Island

Rhode Island Convention Center Authority, Series 1993 B,
  5%, 5/15/2020 (b) ...............................................    2,750,000    2,413,648

Texas

Austin, TX, Independant School District, General
  Obligation, Series 1998, 5%, 8/1/2015 ...........................    2,000,000    1,875,740

Austin, TX, Bergstrom Landhost Enterprises Inc., Airport
  Hotel, Series 1999 A, 6.75%, 4/1/2027 ...........................    4,000,000    3,732,080

Conroe TX, Independant School District, General Obligation,
  Series 1999, 5.5%, 2/15/2013 ....................................    1,250,000    1,254,550

Dallas-Fort Worth, TX, Airport Revenue:

  Series 1990, AMT, 7.5%, 11/1/2025 (b) ...........................   14,250,000   14,774,258

  Series 1992 A, 7.8%, 11/1/2007 (b) ..............................    2,390,000    2,716,235

  Series 1992 A, 7.375%, 11/1/2009 ................................    4,500,000    5,029,245

Harris County, TX, Health Facilities, Texas Medical Center
  Project, Series 1996, 6.25%, 5/15/2010 (b) ......................    3,000,000    3,216,510

Harris County, TX, Toll Road Authority, Series 1992 A, Zero
  Coupon, 8/15/2004 (b) ...........................................    4,050,000    3,217,118

Harris County, TX, Series 1998, AMT, 5.5%, 8/15/2006 (b) ..........    3,070,000    3,145,768

Houston, TX, Water and Sewer System Authority:

  Series 1991 C, Zero Coupon, 12/1/2005 (b) .......................   15,000,000   11,119,200

  Series 1991 C, Zero Coupon, 12/1/2007 (b) .......................    3,400,000    2,245,768

Houston, TX, Water Conveyance System Contract,
  Certificate of Participation, Series 1993 J, 6.125%,
  12/15/2005 (b) ..................................................    2,500,000    2,659,100

Lower Colorado River Authority, TX, Series 1999 B, 6%,
  5/15/2010 .......................................................    5,000,000    5,307,000

North Texas, Highway Revenue Tolls, Dallas Tollway, Series
  1997 A, 5%, 1/1/2020 (b) ........................................    2,165,000    1,923,364

San Antonio, TX, Airport Systems Revenue, Series 1991,
  ETM, 7%, 7/1/2002 (b)** .........................................    1,695,000    1,799,395

San Antonio, TX, Electric and Gas Revenue:

  Series 1989 A, Zero Coupon, 2/1/2005 (b) ........................    7,000,000    5,409,180

  Series 1991 A, Zero Coupon, 2/1/2005 (b) ........................    5,000,000    3,863,700

   The accompanying notes are an integral part of the financial statements.

                                       22


---------------------------------------------------------------------------------------------
                                                                       Principal
                                                                       Amount ($)   Value ($)
---------------------------------------------------------------------------------------------

Texas Municipal Power Agency, Series 1989, Zero Coupon,
  9/1/2012 (b) ....................................................    5,150,000    2,530,607

Texas Water Development Board Revenue, Series 1999 B,
  5.25%, 7/15/2017 ................................................    5,000,000    4,714,400

Travis County, TX, Health Facilities Development Corp.,
  Ascension Health, Inverse Floating Rate Note:

  Series 1999 A, 7.32%, 11/15/2011 (b)*** .........................    1,720,000    1,818,436

  Series 1999 A, 8.29%, 11/15/2015 (b)*** .........................    1,390,000    1,485,688

  Series 1999 A, 8.32%, 11/15/2016 (b)*** .........................    6,885,000    7,291,559

Utah

  Intermountain Power Agency, UT, Power Supply Revenue:

  Series 1993, 5.55%, 7/1/2011 ....................................    3,000,000    3,004,110

  Series 1993 C, 5.25%, 7/1/2014 ..................................    4,000,000    3,853,800

Salt Lake City, UT, Hospital Revenue, Intermountain Health
  Care, Inversed Inflow, Series 1992, 5.55%, 2/15/2012*** .........    1,500,000    1,586,280

Virgin Islands

Virgin Islands, Public Finance Authority Revenue:

  Series 1992 A, 7.25%, Prerefunded 10/1/2002 at 102,
    10/1/2018 (c) .................................................    1,500,000    1,648,515

  Series 1998 C, 5.5%, 10/1/2008 ..................................    1,500,000    1,501,950

Virginia

Fairfax County, VA, Economic Development Authority
  Revenue, Series 1999 A, 7.25%, 10/1/2019 ........................    2,000,000    1,926,600

Virginia Beach, VA, Development Authority, VA Beach
  General Hospital Project, Series 1993, 5.125%,
  2/15/2018 (b) ...................................................    3,000,000    2,764,350

Washington

Cowlitz County, WA, General Obligation, Series 1999,
  5.5%, 11/1/2016 (b) .............................................    1,560,000    1,516,445

Seattle, WA, General Obligation, Library Facilities, Series
  1999 A, 5.375%, 12/1/2013 .......................................    6,200,000    6,142,898

Washington State Health Care Facilities Authority, Empire
  Health Services -- Spokane, Series 1993, 5.8%,
  11/1/2008 (b) ...................................................    4,865,000    5,070,984

Washington State Public Power Supply System:

  Nuclear Project No. 1:

    Series 1990 B, 7.25%, 7/1/2009 (b) ............................   12,350,000   14,236,463

    Series 1991 A, Zero Coupon, 7/1/2007 (b) ......................    8,570,000    5,771,381

  Nuclear Project No. 2:

    Series 1990 A, 7.25%, 7/1/2006 ................................    7,000,000    7,845,040

    Series 1994, 6.0%, 7/1/2007 (b) ...............................    7,000,000    7,423,500

   The accompanying notes are an integral part of the financial statements.

                                       23

------------------------------------------------------------------------------------------
                                                                  Principal
                                                                  Amount ($)     Value ($)
------------------------------------------------------------------------------------------

  Nuclear Project No. 3:

    Series 1989 A, Zero Coupon, 7/1/2006 (b) ...................   1,380,000       985,375

    Series 1989 B, Zero Coupon, 7/1/2006 (b) ...................   5,555,000     3,966,492

    Series 1990 B, Zero Coupon, 7/1/2002 (b) ...................  11,925,000    10,566,981

    Series 1990 B, 7.375%, 7/1/2004 ............................     750,000       776,903

    Series 1993 B, 5.65%, 7/1/2008 (b) .........................   3,000,000     3,113,430

Wisconsin

Green Bay, WI, Industrial Development Revenue,
  Weyerhaeuser Company Project, Series 1981, 9%,
  9/1/2006 .....................................................   1,700,000     1,715,725

Wisconsin Health and Educational Facilities Authority:

  Aurora Health Care Inc.:

    Series 1999 A, 5.6%, 2/15/2029 .............................   4,000,000     3,384,920

    Series 1999 B, 5.625%, 2/15/2029 ...........................   2,500,000     2,123,450

  Hospital Sisters Services Inc., Series 1993, 5.375%,
    6/1/2013 (b) ...............................................   1,500,000     1,460,010

Wyoming

Wyoming Community Development Authority, Single Family
  Mortgage Revenue, Series 1993 A, 5.85%, 6/1/2013 .............   3,000,000     3,019,170


Total Long-Term Municipal Investments (Cost $660,961,903)                      696,800,068
------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $666,911,903)                       702,750,068
------------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $666,911,903. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $35,838,165. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $40,049,413 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,211,248.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At November 30, 1999, these securities, in part or in whole, have been segregated to cover when-issued securities and initial margin requirements for open futures contracts.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------



*** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of November 30, 1999.

    AMT: Alternative minimum tax

    At November 30, 1999, open futures contracts were as follows:

                              Expiration                 Aggregate Face  Market
    Futures                   Date         Contracts     Value($)        Value ($)
    ------------------------- ------------ ------------  --------------  -----------
    Municipal Bond Index      12/21/1999       50         5,522,175       5,500,000

    Total unrealized depreciation on open futures contracts............     (22,175)

   The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $666,911,903) .......   $ 702,750,068
Cash ..........................................................         685,451
Receivable for investments sold ...............................         444,758
Interest receivable ...........................................       9,435,080
Receivable for Fund shares sold ...............................       2,626,311
Receivable for daily variation margin on open futures contracts          18,750
Other assets ..................................................          10,229
                                                                  -------------
Total assets ..................................................     715,970,647


Liabilities
--------------------------------------------------------------------------------
Dividends payable .............................................       1,320,770
Payable for investments purchased .............................       6,708,808
Payable for Fund shares redeemed ..............................         227,806
Accrued management fee ........................................         343,016
Other accrued expenses ........................................         184,137
                                                                  -------------

Total liabilities .............................................       8,784,537
Net assets, at value ..........................................   $ 707,186,110


Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investment securities .......................................      35,838,165
  Futures .....................................................         (22,175)
Accumulated net realized gain (loss) ..........................      (8,475,898)
Paid-in capital ...............................................     679,846,018
Net assets, at value                                               $ 707,186,110


Net Asset Value
--------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share ($707,186,110 / 82,137,272 outstanding shares of beneficial interest, $.01 par value,
     unlimited number of shares authorized)....................          $ 8.61

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Interest .......................................................   $ 20,296,010
                                                                   ------------
Expenses:
Management fee .................................................      1,806,001
Services to shareholders .......................................        254,651
Custodian and accounting fees ..................................         81,378
Trustees' fees and expenses ....................................         20,725
Reports to shareholders ........................................         17,830
Auditing .......................................................         17,003
Registration fees ..............................................          7,365
Legal ..........................................................         10,833
Other ..........................................................          8,887
                                                                   ------------
Total expenses, before expense reductions ......................      2,224,673
Expense reductions .............................................        (12,267)
                                                                   ------------
Total expenses, after expense reductions .......................      2,212,406
Net investment income                                                18,083,604

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (2,300,989)
Futures ........................................................        357,170
                                                                   ------------
                                                                     (1,943,819)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (24,730,979)
Futures ........................................................        (12,500)
                                                                   ------------
                                                                    (24,743,479)
Net gain (loss) on investment transactions                          (26,687,298)

Net increase (decrease) in net assets resulting from operations    $ (8,603,694)

   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------
                                       Six Months
                                     Ended November     Five Months      Year Ended
Increase (Decrease) in                  30, 1999        Ended May 31,    December 31,
Net Assets                            (Unaudited)           1999            1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $  18,083,604    $  14,842,386    $  36,413,691
Net realized gain (loss) ........      (1,943,819)       3,094,358        4,072,633
Net unrealized appreciation
  (depreciation) on investment
  transactions during the period      (24,743,479)     (19,073,544)       4,067,938
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from operations     (8,603,694)      (1,136,800)      44,554,262
                                    -------------    -------------    -------------
Distributions to shareholders:
From net investment income ......     (18,083,604)     (14,842,386)     (36,413,691)
                                    -------------    -------------    -------------
From net realized gains .........      (2,933,309)            --         (3,996,751)
                                    -------------    -------------    -------------

Fund share transactions:
Proceeds from shares sold .......      31,992,936       37,202,992       83,789,509
Proceeds from shares issued in
  the acquisition of Scudder
  Pennsylvania Tax Free Fund.....      71,551,046             --               --
Reinvestment of distributions ...      12,284,296        7,966,563       21,988,411
Cost of shares redeemed .........     (92,422,730)     (52,816,744)    (101,202,201)
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets from Fund share
  transactions ..................      23,405,548       (7,647,189)       4,575,719
                                    -------------    -------------    -------------
Increase (decrease) in net assets      (6,215,059)     (23,626,375)       8,719,539
Net assets at beginning of period     713,401,169      737,027,544      728,308,005
Net assets at end of period .....   $ 707,186,110    $ 713,401,169    $ 737,027,544

Other Information
-----------------------------------------------------------------------------------
Shares outstanding at beginning
  of period .....................      79,451,883       80,293,360       79,790,697
                                    -------------    -------------    -------------
Shares sold .....................       3,680,431        4,073,627        9,148,915
Shares issued in the acquisition
  of Scudder Pennsylvania Tax
  Free Fund .....................       8,189,666             --               --
Shares issued to shareholders in
  reinvestment of distributions .       1,413,571          874,504        2,402,379
Shares redeemed .................     (10,598,279)      (5,789,608)     (11,048,631)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
  shares ........................       2,685,389         (841,477)         502,663
Shares outstanding at end of
  period ........................      82,137,272       79,451,883       80,293,360

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------
                           1999(a) 1999(b)  1998(c) 1997(c) 1996(c) 1995(c) 1994(c)
-----------------------------------------------------------------------------------
Net asset value,           $ 8.98  $ 9.18   $ 9.13  $ 8.84  $ 8.94  $ 8.07  $ 9.09
beginning of period
                           --------------------------------------------------------
-----------------------------------------------------------------------------------
Income from investment
operations:
-----------------------------------------------------------------------------------
 Net investment income        .23     .19      .45     .46     .45     .48     .46
-----------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investment transactions     (.33)   (.20)      .10     .34   (.10)     .87  (1.00)
                           --------------------------------------------------------
-----------------------------------------------------------------------------------
 Total from investment
 operations                  (.10)   (.01)      .55     .80     .35    1.35   (.54)
-----------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------
 Net investment income       (.23)   (.19)    (.45)   (.46)   (.45)   (.48)   (.46)
-----------------------------------------------------------------------------------
 Net realized gains on
 investment transactions     (.04)      --    (.05)   (.05)      --      --   (.02)
                           --------------------------------------------------------
-----------------------------------------------------------------------------------
 Total distributions        (.27)   (.19)    (.50)   (.51)   (.45)   (.48)   (.48)
-----------------------------------------------------------------------------------
Net asset value, end
of period                  $ 8.61  $ 8.98   $ 9.18  $ 9.13  $ 8.84  $ 8.94  $ 8.07
                           --------------------------------------------------------
-----------------------------------------------------------------------------------
Total Return (%)           (1.20)**(.17)**    6.23    9.29    4.15   17.12  (6.04)


Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                  707     713      737     728     737     775     709
-----------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       .63*    .64*      .62     .64     .63     .63     .63
-----------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       .63*    .64*       62     .64     .63     .63     .63
-----------------------------------------------------------------------------------
Ratio of net investment
income (%)                  5.15*   4.92*     4.96    5.12    5.20    5.59    5.41
-----------------------------------------------------------------------------------
Portfolio turnover rate (%) 55.2*   13.8*      8.6     9.8    12.2    17.8    33.7
-----------------------------------------------------------------------------------



(a)  For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On August 10, 1998 the Board of Trustees of the Trust changed the fiscal year end from December 31 to May 31.

(c)  Years ended December 31.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to May 31 from December 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold interest rate futures as a temporary substitute for selling selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in future contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $215,370,159 and $193,478,565, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended November 30, 1999 was $25,824,714 and $26,400,977, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. For the six months ended November 30, 1999, the fee pursuant to this Agreement amounted to $1,806,001, which was equivalent to an annualized effective rate of 0.51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the six months ended November 30, 1999, the amount charged to the Fund by SSC aggregated $171,647, of which $58,363 is unpaid at November 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by

SFAC aggregated $50,635, of which $17,084 is unpaid at November 30, 1999.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Trustees' fees and expenses aggregated $20,725.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 1999, the Fund's custodian and transfer agent fees were reduced by $10,324 and $1,943, respectively, under these arrangements.

E. Acquisition of Assets

On September 17, 1999, the Fund acquired all the net assets of Scudder Pennsylvania Tax Free Fund pursuant to a plan of reorganization approved by shareholders on Septermber 2, 1999. The acquisition was accomplished by a tax-free exchange of 8,189,666 shares of the Fund (valued at $71,551,046) for 5,507,746 shares of Scudder Pennsylvania Tax Free Fund outstanding on September 17, 1999. Scudder Pennsylvania Tax Free Fund's net assets at that date ($71,551,046), including $1,222,223 of unrealized appreciation were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $670,341,144. The combined net assets of the Fund immediately following the acquisition were $741,892,190.

F. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                            Philip G. Condon*
   o  President and Trustee                     o  Vice President

Henry P. Becton, Jr.                         Ashton P. Goodfield*
   o  Trustee; President and General            o  Vice President
      Manager, WGBH Educational
      Foundation                             Ann M. McCreary*
                                                o  Vice President
Dawn-Marie Driscoll
   o  Trustee; Executive Fellow, Center      John Millette*
      for Business Ethics, Bentley              o  Vice President and Secretary
      College; President, Driscoll
      Associates                             John R. Hebble*
                                                o  Treasurer
Peter B. Freeman
   o  Trustee; Corporate Director            Caroline Pearson*
      and Trustee                               o  Assistant Secretary

George M. Lovejoy, Jr.                       *Scudder Kemper Investments, Inc.
   o  Trustee; President and Director,
      Fifty Associates; Chairman
      Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

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Notes
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

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial
Service Group